EXHIBIT 99.1

Natus Medical Announces Preliminary Revenue for the First Quarter 2016

- Schedules First Quarter 2016 Financial Results Conference Call for April 20, 2016

PLEASANTON, Calif., April 04, 2016 (GLOBE NEWSWIRE) -- Natus Medical Incorporated (NASDAQ:BABY) today announced preliminary revenue for is first quarter ended March 31, 2016.

Revenue for the first quarter of 2016 is expected to be approximately $87.5 million versus previous guidance of $91.5 million to $92.5 million, excluding revenue from the Venezuela Ministry of Health contract.

“Pushouts of key orders in both our international and domestic markets led to weaker than expected revenue late in the first quarter,” said Jim Hawkins, President and Chief Executive Officer of the Company. “In addition, we did not have any revenue associated with the Venezuela Ministry of Health contract as we did not receive any prepayments during the quarter."

First Quarter 2016 Conference Call Schedule

Natus has scheduled an investment-community conference call to discuss its financial results for the first quarter of 2016 at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) Wednesday April 20, 2016. Individuals interested in listening to the conference call may do so by dialing 1-888-765-3164 for domestic callers, or 1-503-406-4075 for international callers, and entering reservation code 80936622. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 80936622.

The conference call also will be available real-time via the Internet at http://investor.natus.com and a recording of the call will be available on the Company's Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products used for the screening, detection, treatment, monitoring and tracking of common medical ailments in newborn care, hearing impairment, neurological dysfunction, epilepsy, sleep disorders, and balance and mobility disorders.

Additional information about Natus Medical can be found at www.natus.com.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2015, and its quarterly reports on Form 10-Q, and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly the statement regarding anticipated revenue for the first quarter of 2016. This statement relates to current estimates and assumptions of our management as of the date of this press release, and future events or Natus' future financial performance or results, and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, the demand for our products and services, the impact of adverse global economic conditions on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market and integrating acquired businesses, and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information provided in this release.

COMPANY CONTACT:
Natus Medical Incorporated
Jonathan A. Kennedy
Sr. Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com